LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED JUNE 5, 2012

TO THE PROSPECTUS DATED MAY 31, 2012 OF

LEGG MASON TARGET RETIREMENT 2015

LEGG MASON TARGET RETIREMENT 2020

LEGG MASON TARGET RETIREMENT 2025

LEGG MASON TARGET RETIREMENT 2030

LEGG MASON TARGET RETIREMENT 2035

LEGG MASON TARGET RETIREMENT 2040

LEGG MASON TARGET RETIREMENT 2045

LEGG MASON TARGET RETIREMENT 2050

LEGG MASON TARGET RETIREMENT FUND

The section of the Prospectus for each fund titled “Management — Portfolio Managers” is replaced with the following text for the LMGAA portfolio managers:

LMGAA: Steven Bleiberg, Y. Wayne Lin and Patricia Duffy. Mr. Bleiberg (President and Chief Investment Officer of LMGAA) has been a portfolio manager for the fund since its inception. Mr. Lin (Chief Administrative Officer, Investment Strategy Analyst and Portfolio Manager of LMGAA) has been a portfolio manager for the fund since August 2011. Ms. Duffy (Senior Analyst and Portfolio Manager of LMGAA) has been a portfolio manager for the fund since June 2012.

The section of the Prospectus titled “More on fund management — Portfolio managers” is replaced with the following text for the LMGAA portfolio managers:

LMGAA (responsible for the implementation of the funds’ overall asset allocation and the Dynamic Risk Management strategy).

LMGAA utilizes a team management approach headed by Steven Bleiberg to manage the assets of the funds. Mr. Bleiberg serves as LMGAA’s President and Chief Investment Officer. Mr. Bleiberg has been a portfolio manager of each fund since its inception. From 1991 to 2003, he served as a Managing Director and Chairman of the Global Equity Strategy Group at Credit Suisse Asset Management. From 2003 to 2006, he served as head of global investment strategy at Smith Barney Fund Management LLC.

Y. Wayne Lin serves as Portfolio Manager and assists the portfolio management team with the execution of the Dynamic Risk Management strategy. Mr. Lin has been a portfolio manager of each fund since August 2011. Mr. Lin serves as Chief Administrative Officer, Investment Strategy Analyst and Portfolio Manager for LMGAA and is also a member of LMPFA’s North American Valuation Committee. From 2002 to 2005, Mr. Lin served as an Analyst at Citigroup Asset Management (“CAM”). Prior to joining CAM in 2002, Mr. Lin held the following professional positions: Internal Management Consultant at TIAA-CREF; Associate Director at Barra Strategic Consulting Group; and Associate at Booz Allen and Hamilton.

Patricia Duffy has served as a portfolio manager of the fund since June 2012. Ms. Duffy serves as a Senior Analyst and Portfolio Manager for LMGAA and has seven years of investment experience. Ms. Duffy served as an Asset Allocation Analyst for LMGAA from 2005 until June 2012.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

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